Exhibit 24.1


                         CONSENT OF INDEPENDENT AUDITORS


         We consent to the incorporation by reference in the Registration Statement of Tredegar Corporation on Form S-8 (File Number 33-64647) of our report dated June 9, 2000, appearing in this Annual Report on Form 11-K of the Savings Plan for the Employees of Tredegar Industries, Inc. for the year ended December 31, 1999.

                                                /s/ Poti, Walon & Associates, PC
                                                POTI, WALTON & ASSOCIATES, PC



June 26, 2000